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                                                                EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Forms S-3 and S-8) of our report dated January 17, 1997, with respect to the consolidated financial statements of Cypress Bioscience, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996.



                                              /s/  ERNST & YOUNG LLP

San Diego, California
March 6, 1997